EXHIBIT 4.9

           WORLDS INC. - Schedule of Option Grants Under Benefit Plans

                                                                         Vesting
                                      Number                         Number     Dates
                       Grant            of           Exercise          of       of               Expiration       Option
Name                    Date          Shares         Price ($)       Shares     Vesting             Date           Form
-----------         -----------       --------       --------        ------     -------          ----------        -------
Debra Sito             9/3/99         150,000          4.00          50,000     9/2/00             9/3/04           (1)
                                                                     12,500     quarterly
                                                                                beginning
                                                                                12/2/00
Debra Sito             9/3/99         50,000           7.50          16,000     9/2/00             9/3/04           (1)
                                                                      4,250     quarterly
                                                                                beginning
                                                                                12/2/00
Debra Sito             9/3/99         50,000          10.00          16,000     9/2/00             9/3/04           (1)
                                                                      4,250     quarterly
                                                                                beginning
                                                                                12/2/00
Steve Colwell         8/10/99        300,000           2.46         100,000     annually           8/10/04          (2)
                                                                                beginning
                                                                                8/10/00
Ken Locker             5/7/98         40,000           1.00          13,333     annually           5/7/03           (3)
                                                                                beginning
                                                                                5/7/99


------------------

(1) Benefit Plan form for employees.

(2) Benefit Plan form for consultants.

(3) Benefit Plan form for non-employee directors.